Exhibit 99.1
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[GRAPHIC LETTERHEAD LOGO OMITTED]                    OCWEN FINANCIAL CORPORATION
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FOR IMMEDIATE RELEASE                          FOR FURTHER INFORMATION, CONTACT:
                                                   CHERYL A. GUSTITUS
                                                   VP, CORPORATE COMMUNICATIONS
                                                   T: (561) 682-8575
                                                   E: cgustitus@ocwen.com

                      OCWEN FINANCIAL CORPORATION ANNOUNCES
                         1999 AND FOURTH QUARTER RESULTS

WEST PALM BEACH, FL - (February 9, 2000) Ocwen Financial Corporation (NYSE: OCN) today reported net income for its fourth quarter ended December 31, 1999 of $1.3 million, or $0.02 per diluted share, compared to a net loss of $10.6 million, or $0.17 per diluted share for the fourth quarter of 1998. For the year ended December 31, 1999, the Company reported net income of $19.8 million, or $0.31 per diluted share, compared to a net loss of $1.2 million, or $0.02 per diluted share for the year ended December 31, 1998.

Results for the fourth quarter of 1999 included an extraordinary gain on repurchases of the Company's debt securities of $6.7 million or $0.10 per share. Pre tax impairment charges in the 1999 fourth quarter on the company's portfolio of residual and subordinate mortgage backed securities totaled $10.7 million vs. $28.5 million in the 1998 fourth quarter. Other operating results included a loss at Ocwen Technology Xchange in the 1999 fourth quarter of $7.8 million compared to $3.5 million in the 1998 fourth quarter. The fourth quarter loss includes a one time charge of $3.4 million reflecting the cumulative impact of a reduction in the estimated useful life of the goodwill associated with the acquisitions made by OTX. Losses related to the Company's equity investment in Kensington Mortgage amounted to $3.1 million in the 1999 fourth quarter compared to $2.9 million for the same period in 1998. Following the merger of Ocwen Asset Investment Corp. (OAC) and OCN in October 1999, the fourth quarter of 1999 reflects operating income at OAC of $3.1 million vs. equity in the losses of OAC of $8.7 million in the fourth quarter of 1998. The fourth quarter of 1998 included pre tax income from Ocwen UK of $16.1 million, while no income is included in the 1999 fourth quarter, reflecting the sale of Ocwen UK in the third quarter of 1999.

There were a number of key factors that contributed to annual results for 1999 as compared to 1998, including: a pre tax gain of $50.4 million earned from the sale of Ocwen UK; continued growth in the profitability of the domestic mortgage loan servicing business, which reported a 58.8% increase in net income to $12.9 million in 1999 as compared to 1998; a reduction in the amount of impairment charges recorded on the securities portfolio from $129.7 million in 1998 to $58.8 million in 1999; a reduction in reported gain on sale of interest earning assets from approximately $130.0 million in 1998 to $44.3 million in 1999, reflecting the Company's decision in the third quarter of 1999 to discontinue the practice of structuring securitizations as sales transactions thus precluding recognition of gain-on-sale accounting; and, an increase in net losses incurred by Ocwen Technology Xchange from $9.6 million in 1998 to $19.2 million in 1999, reflecting the continuing investment in the development of the Company's technology businesses.

The Company's financial position as of December 31, 1999 and its results of operations reflect its continuing strategy to reduce its dependence on capital intensive activities, increase its fee based service businesses and strengthen its balance sheet. Continuing the stock repurchase program (authorized for up to 6 million shares), the Company repurchased approximately 4.6 million shares as of December 31, 1999 at an average price of $6.61 per share. At the same time, the Company improved its leverage position during 1999, increasing the ratio of stockholders' equity to assets from 13.12% at December 31, 1998 to 15.39% at December 31, 1999. At December 31, 1999, total assets equaled approximately $3.3 billion, including $658.9 million resulting from the merger with OAC; excluding the OAC assets, total assets decreased by $637.5 million, or 19% from December 31, 1998.

Ocwen Financial Corporation Fourth Quarter Results
February 9, 2000

The Company's portfolio of residual and subordinate mortgage backed securities as of December 31, 1999 totaled $195.1 million, of which $103.4 million was acquired as a result of the merger with OAC, and $91.7 million represented the remaining balance of the OCN portfolio. The Company continues to examine opportunities to reduce its exposure to this asset class through the sale or resecuritization of the securities. In this regard, during 1999 the OCN portfolio decreased by 63% from a balance of $249.1 million at December 31,
1998. In December 1999, four subprime residuals acquired from OAC were resecuritized in a net interest margin securitization ("NIMS"). The transaction, which generated net cash proceeds of $39.7 million from the issuance of $40 million of BB-rated NIMS bonds, was structured for accounting purposes as a non-recourse financing transaction rather than as a sale. Therefore, the four subprime residuals that serve as collateral for the NIMS transaction, which had a fair value of approximately $52.7 million at December 31, 1999, are included on the Consolidated Statement of Financial Condition in "Match-funded loans and securities, net" and exposure to loss on the four subprime residuals was reduced by $40 million. Additionally, the Company sold a CMBS security subsequent to year-end, further reducing its securities portfolio by approximately $38.2 million. Therefore, the year-end portfolio adjusted for the sale of the CMBS security reflects exposure in this asset class of approximately $169.6 million.

RECENT DEVELOPMENTS

Subsequent to December 31, 1999, OCN acquired a portfolio of 44 discount commercial loans for a cost of $167.6 million. The portfolio includes both performing and non-performing loans. The Company also repurchased $20 million par amount of its debt securities for a $3.2 million pre tax gain. And, the Company sold BTC 1997 S-1, a CMBS acquired in conjunction with the OAC merger, for net proceeds of $40.9 million, resulting in a pre-tax gain of $2.8 million.

Ocwen Financial Corporation is a financial services company headquartered in West Palm Beach, Florida. The Company's primary businesses are the acquisition, servicing and resolution of subperforming and nonperforming residential and commercial mortgage loans, as well as the related development of loan servicing technology and business-to-business e-commerce solutions for the mortgage and real estate industries. Additional information about Ocwen Financial Corporation is available at www.ocwen.com.

CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "CONTINUE," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO RISKS, UNCERTAINTIES AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING CHANGES IN THE KNOWLEDGE OF OCN OR MARKET CONDITIONS AS THEY EXIST ON THE DATE HEREOF, APPLICABLE ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY EXCHANGE RATES, EFFECTIVENESS OF INTEREST RATE, CURRENCY AND OTHER HEDGING STRATEGIES, LAWS AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS AND REAL ESTATE OPERATIONS (INCLUDING REGULATORY FEES, CAPITAL REQUIREMENTS, INCOME AND PROPERTY TAXATION AND ENVIRONMENTAL COMPLIANCE), COMPETITIVE PRODUCTS, PRICING AND CONDITIONS, CREDIT, PREPAYMENT, BASIS, DEFAULT, SUBORDINATION AND ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, THE ABILITY TO IDENTIFY ACQUISITIONS AND INVESTMENT OPPORTUNITIES MEETING OCN'S INVESTMENT STRATEGY, SOFTWARE INTEGRATION, DEVELOPMENT AND LICENSING, FINANCIAL AND SECURITIES MARKETS, AVAILABILITY OF ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, DEPENDENCE ON EXISTING SOURCES OF FUNDING, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS (AT MATURITY OR UPON ACCELERATION), AVAILABILITY OF DISCOUNT LOANS FOR PURCHASE, SIZE OF, NATURE OF AND YIELDS AVAILABLE WITH RESPECT TO THE SECONDARY MARKET FOR MORTGAGE LOANS, FINANCIAL, SECURITIES AND SECURITIZATION MARKETS IN GENERAL, ALLOWANCES FOR LOAN LOSSES, GEOGRAPHIC CONCENTRATIONS OF ASSETS, CHANGES IN REAL ESTATE CONDITIONS (INCLUDING VALUATION, REVENUES AND COMPETING PROPERTIES), ADEQUACY OF INSURANCE COVERAGE IN THE EVENT OF A LOSS, YEAR 2000 COMPLIANCE, INTEGRATION OF THE BUSINESS OF OAC, THE MARKET PRICES OF THE COMMON STOCK OF OCN, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS AND SECURITIES INVESTMENTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OCN'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENTS ON FORMS S-4 AND S-3 AND PERIODIC REPORTS ON FORMS 8-K, 10-Q AND 10-K, INCLUDING EXHIBIT 99.1 ATTACHED TO OCN'S FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1999.

Ocwen Financial Corporation Fourth Quarter Results
February 9, 2000

NET (LOSS) INCOME BY BUSINESS SEGMENT
                                              Three Months Ended December 31,     Year Ended December 31,
                                              -------------------------------   ---------------------------
(Dollars in thousands)                             1999            1998            1999             1998
                                               -----------     ------------     -----------     ------------
 Discount loans:
   Single family residential loans.............  $  (3,156)    $   (10,663)    $   (10,996)    $     15,444
   Commercial real estate loans................      8,229           5,661          14,747           37,001
                                                 ---------     -----------     -----------     ------------
                                                     5,073          (5,002)          3,751           52,445

 Domestic mortgage loan servicing..............      4,049           3,989          12,939            8,148
 Investment in low-income housing tax credits..      1,717           1,327           8,960            9,662
 Commercial real estate lending................        888             767           5,630           13,549
 UK operations.................................     (3,272)          7,464          36,429           12,246
 OTX...........................................     (7,762)         (3,546)        (19,190)          (9,619)
 Domestic subprime single family residential
   lending.....................................     (6,832)        (15,554)        (18,234)         (21,951)
 Investment securities.........................       (388)         (3,187)         (3,874)         (59,281)
 OAC...........................................      3,114          (7,684)            365           (9,750)
 Unsecured collections.........................     (1,652)           (483)         (4,110)          (1,036)
 Corporate items and other.....................      6,337          11,332          (2,834)           4,387
                                                 ---------     -----------     -----------     ------------
                                                 $   1,272     $   (10,577)    $    19,832     $     (1,200)
                                                 =========     ===========     ===========     ============

ASSET ACQUISITION
(Unpaid principal balance)
                                              -------------------------                   -------------------------
For the periods ended December 31,                  Three Months                                 Twelve Months
------------------------------------          -------------------------      Increase     -------------------------      Increase
(Dollars in thousands)                            1999          1998        (Decrease)        1999          1998        (Decrease)
                                              -----------   -----------    -----------    -----------   -----------    -----------
 Discount Loan Acquisitions:
    Single family residential ............    $   180,936   $   190,898    $    (9,962)   $   516,744   $   613,201    $   (96,457)
    Multi-family residential .............          2,932        62,013        (59,081)        78,244       231,151       (152,907)
    Commercial real estate ...............          2,940        17,717        (14,777)       150,244       264,676       (114,432)
    Other ................................          4,514         3,320          1,194         17,414        14,699          2,715
                                              -----------   -----------    -----------    -----------   -----------    -----------
                                              $   191,322   $   273,948    $   (82,626)   $   762,646   $ 1,123,727    $  (361,081)
                                              ===========   ===========    ===========    ===========   ===========    ===========
Subprime Loan Purchases and
   Originations:
      Domestic ...........................    $        --   $   193,332    $  (193,332)   $   253,873   $ 1,080,751    $  (826,878)
      Foreign (Ocwen UK) .................             --       120,175       (120,175)       516,397       673,407       (157,010)
                                              -----------   -----------    -----------    -----------   -----------    -----------
                                              $        --   $   313,507    $  (313,507)   $   770,270   $ 1,754,158    $  (983,888)
                                              ===========   ===========    ===========    ===========   ===========    ===========
Loans acquired as a result of
   the OAC merger:
      Single family residential ..........    $    13,224   $        --    $    13,224    $    13,224   $        --    $    13,224
      Single family residential -
      matched funded loans ...............        124,467            --        124,467        124,467            --        124,467
      Multi-family residential ...........         30,402            --         30,402         30,402            --         30,402
      Commercial real estate .............         50,276            --         50,276         50,276            --         50,276
                                              -----------   -----------    -----------    -----------   -----------    -----------
                                              $   218,369   $        --    $   218,369    $   218,369   $        --    $   218,369
                                              ===========   ===========    ===========    ===========   ===========    ===========

Ocwen Financial Corporation Fourth Quarter Results
February 9, 2000

                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                                                                      Three Months                     Twelve Months
                                                              ----------------------------    ----------------------------
For the periods ended December 31,                                1999            1998            1999            1998
-----------------------------------------------------------   ------------    ------------    ------------    ------------
Interest income:
  Federal funds sold and repurchase agreements ............   $      2,530    $      2,986    $      8,942    $      7,930
  Securities available for sale ...........................         14,632          15,051          62,831          40,705
  Loans available for sale ................................            348          10,606          25,724          56,791
  Loans ...................................................          9,698           6,921          28,683          38,609
  Discount loans ..........................................         37,262          31,495         121,854         160,847
  Match funded loans ......................................          3,104              --           3,104              --
  Investment securities and other .........................            549            (823)          2,086           2,812
                                                              ------------    ------------    ------------    ------------
                                                                    68,123          66,236         253,224         307,694
                                                              ------------    ------------    ------------    ------------
Interest expense:
  Deposits ................................................         23,205          28,916          98,370         116,584
  Securities sold under agreements to repurchase ..........          1,565           1,644           7,456           6,514
  Obligations outstanding under lines of credit ...........          1,411           6,197          13,530          34,587
  Bonds match funded loan agreement .......................          2,101              --           2,101              --
  Notes, debentures and other interest bearing obligations          11,048           6,844          31,297          27,208
                                                              ------------    ------------    ------------    ------------
                                                                    39,330          43,601         152,754         184,893
                                                              ------------    ------------    ------------    ------------
  Net interest income before provision for loan losses ....         28,793          22,635         100,470         122,801
  Provision for loan losses ...............................          1,522           4,775           6,710          18,509
                                                              ------------    ------------    ------------    ------------
  Net interest income after provision for loan losses .....         27,271          17,860          93,760         104,292

Non-interest income (loss):
  Servicing fees and other charges ........................         18,673          20,136          75,437          59,180
  Gain on interest earning assets, net ....................            712          27,899          44,298         129,988
  Impairment charges on securities available for sale .....        (10,697)        (28,533)        (58,777)       (129,714)
  (Loss) gain on real estate owned, net ...................         (3,858)          1,269          (2,060)         14,033
  Amortization of excess of net assets acquired
      over purchase price .................................          3,201              --           3,201              --
  Other income ............................................          2,890           9,839          83,620          39,696
                                                              ------------    ------------    ------------    ------------
                                                                    10,921          30,610         145,719         113,183
                                                              ------------    ------------    ------------    ------------
Non-interest expense:
  Compensation and employee benefits ......................         21,182          31,835         102,173         115,556
  Occupancy and equipment .................................          3,447           4,684          18,501          17,652
  Technology and communication costs ......................          4,829           5,966          19,647          17,560
  Loan expenses ...........................................          1,846           6,548          12,618          25,373
  Net operating loss on investments in real estate and
     certain low-income housing tax credit interests ......          3,671           3,633          10,156           8,621
  Amortization of excess of purchase price
     over net assets acquired .............................          3,677           8,010           4,448          11,614
  Other operating expenses ................................          6,076          11,809          31,390          31,886
                                                              ------------    ------------    ------------    ------------
                                                                    44,728          72,485         198,933         228,262
                                                              ------------    ------------    ------------    ------------
Distributions on Company-obligated,  mandatorily redeemable
   securities of subsidiary trust holding solely
   junior subordinated debentures .........................          2,915           3,399          13,111          13,594
Equity in (losses) earnings of investment
  in unconsolidated entities ..............................         (3,134)        (11,443)        (12,616)         (7,985)
                                                              ------------    ------------    ------------    ------------
  Income (loss) before income taxes .......................        (12,585)        (38,857)         14,819         (32,366)
Income tax (expense) benefit ..............................          6,986          27,811          (2,608)         30,699
Minority interest in net loss  of consolidated subsidiary..            141             469             638             467
                                                              ------------    ------------    ------------    ------------
Income (loss) before extraordinary gain ...................         (5,458)        (10,577)         12,849          (1,200)
Extraordinary gain on repurchase of debt, net of tax ......          6,730              --           6,983              --
                                                              ------------    ------------    ------------    ------------
  Net  income (loss) ......................................   $      1,272    $    (10,577)   $     19,832    $     (1,200)
                                                              ============    ============    ============    ============

Income (loss) per share:
  Basic:
     Net income (loss) before extraordinary gain ..........   $      (0.08)   $      (0.17)   $       0.20    $      (0.02)
     Extraordinary gain ...................................           0.10              --            0.11              --
                                                              ------------    ------------    ------------    ------------
     Net income (loss) ....................................   $       0.02    $      (0.17)   $       0.31    $      (0.02)
                                                              ============    ============    ============    ============

  Diluted:
     Net income (loss) before extraordinary gain ..........   $      (0.08)   $      (0.17)   $       0.20    $      (0.02)
     Extraordinary gain ...................................           0.10              --            0.11              --
                                                              ------------    ------------    ------------    ------------
     Net income (loss) ....................................   $       0.02    $      (0.17)   $       0.31    $      (0.02)
                                                              ============    ============    ============    ============

Weighted average common shares outstanding:
  Basic ...................................................     70,245,465      60,797,467      63,051,015      60,736,950
                                                              ============    ============    ============    ============
  Diluted .................................................     70,277,966      60,797,467      63,090,282      60,736,950
                                                              ============    ============    ============    ============

Ocwen Financial Corporation Fourth Quarter Results
February 9, 2000

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per share data)                             December 31,      December 31,
                                                                              1999              1998
                                                                         --------------    --------------
Assets
Cash and amounts due from depository institutions ....................   $      153,459    $      120,805
Interest earning deposits ............................................          116,399            49,374
Federal funds sold ...................................................          112,000           275,000
Securities available for sale, at fair value .........................          587,518           593,347
Loans available for sale, at lower of cost or market .................           45,213           177,847
Investment securities ................................................           10,965            10,825
Loan portfolio, net ..................................................          157,408           230,312
Match funded loans and securities, net ...............................          157,794                --
Discount loan portfolio, net .........................................          913,229         1,026,511
Investments in low-income housing tax credit interests ...............          150,989           144,164
Investment in unconsolidated entities ................................           37,118            86,893
Real estate owned, net ...............................................          167,506           201,551
Investment in real estate ............................................          268,241            36,860
Premises and equipment, net ..........................................           49,038            33,823
Income taxes receivable ..............................................               --            34,333
Deferred tax asset, net ..............................................          136,920            66,975
Excess of purchase price over net assets acquired ....................           13,207            12,706
Principal, interest and dividends receivable .........................           10,024            18,993
Escrow advances on loans and loans serviced for others ...............          162,548           108,078
Other assets .........................................................           59,737            98,711
                                                                         --------------    --------------
                                                                         $    3,309,313    $    3,327,108
                                                                         ==============    ==============
Liabilities and Stockholders' Equity

Liabilities:
   Deposits ..........................................................   $    1,842,286    $    2,194,816
   Securities sold under agreements to repurchase ....................           47,365            72,051
   Bonds - match funded agreements ...................................          141,515                --
   Obligations outstanding under lines of credit .....................          187,866           179,285
   Notes, debentures and other interest bearing obligations ..........          317,573           225,000
   Accrued interest payable ..........................................           32,569            33,706
   Excess of net assets acquired over purchase price .................           56,841                --
   Income taxes payable ..............................................            6,369                --
   Accrued expenses, payables and other liabilities ..................           57,487            60,282
                                                                         --------------    --------------
     Total liabilities ...............................................        2,689,871         2,765,140
                                                                         --------------    --------------

Company-obligated, mandatory redeemable securities of subsidiary trust
   holding solely junior subordinated debentures of the Company ......          110,000           125,000

Minority interest ....................................................               --               592


Stockholders' equity:
   Preferred stock, $.01 par value; 20,000,000 shares
      authorized; 0 shares issued  and outstanding ...................               --                --
   Common stock, $.01 par value; 200,000,000 shares authorized;
      68,571,575 and 60,800,357 shares issued and outstanding
      at December 31, 1999, and December 31, 1998, respectively ......              686               608
   Additional paid-in capital ........................................          232,340           166,234
   Retained earnings .................................................          277,002           257,170
   Accumulated other comprehensive income, net of taxes:
      Net unrealized gain on securities available for sale ...........              163            14,057
      Net unrealized foreign currency translation loss ...............             (749)           (1,693)
                                                                         --------------    --------------
     Total stockholders' equity ......................................          509,442           436,376
                                                                         --------------    --------------
                                                                         $    3,309,313    $    3,327,108
                                                                         ==============    ==============